                                                                   EXHIBIT 10.41


                                      AMGEN
            AMENDMENT #2 DATED MARCH 13, 2000 TO AGREEMENT NO. 980202

Agreement No. 980202, between Amgen Inc. ("Amgen") and Renal Care Group, Inc., including any prior amendments thereto, shall be amended and restated in its entirety to read as stated below.

This agreement ("Agreement") between Amgen Inc. ("Amgen") and Renal Care Group, Inc., including the freestanding dialysis center affiliate(s) listed on Appendix B, (collectively, "Dialysis Center"), sets forth the terms and conditions for the purchase of EPOGEN(R) (Epoetin alfa) by Dialysis Center for the exclusive treatment of dialysis patients.

1. TERM OF AGREEMENT. The "Term" of this Agreement shall be defined as April 1, 2000 ("Commencement Date") through March 31, 2001 ("Termination Date").

2. DIALYSIS CENTER AFFILIATES. Dialysis Center must provide Amgen with a complete list of its dialysis center affiliates ("Affiliates") on or before the date this Agreement is executed by Dialysis Center. Only those Affiliates approved by Amgen and referenced in Appendix B will be eligible to participate under this Agreement. Modifications to the dialysis center Affiliates listed on Appendix B may be made pursuant to the request of Dialysis Center's corporate headquarters and are subject to approval and acknowledgment by Amgen in writing. Amgen requires no less than 30 days notice before the effective date of change for any addition or deletion of Affiliates hereunder. Amgen reserves the right to accept, reject, or immediately terminate any Affiliates with regard to participation in this Agreement if Amgen determines that such Affiliate is participating in any other contract or incentive with Amgen pertaining to the purchase of Epogen(R) or such Affiliate is not classified as a freestanding dialysis center or a home dialysis support facility.

3. OWN USE. Dialysis Center hereby certifies that EPOGEN(R) purchased hereunder shall be for Dialysis Center's "own use", for the exclusive treatment of dialysis patients.

4. AUTHORIZED WHOLESALERS. Dialysis Center must provide Amgen with a complete list of its current wholesalers, from whom Dialysis Center intends to purchase EPOGEN(R), and must provide the list to Amgen on or before the date this Agreement is executed by Dialysis Center's corporate headquarters. The list must include the name and complete address of each designated wholesaler. Wholesalers designated by Dialysis Center and approved by Amgen to participate in this program will be deemed "Authorized Wholesalers". A current listing of Dialysis Center's Authorized Wholesalers is referenced in Appendix B. Notification of proposed changes to the list of Authorized Wholesalers must be provided to Amgen in writing at least 30 days before the effective date of the proposed change. Amgen reserves the right to accept, reject, or immediately terminate any wholesaler with regard to participation in this Agreement. In the event Amgen terminates any Authorized Wholesaler from which Dialysis Center is purchasing EPOGEN(R), Amgen will work with Dialysis Center to identify other possible Authorized Wholesalers from which Dialysis Center may purchase EPOGEN(R), and/or arrange a temporary direct purchase relationship between Dialysis Center and Amgen until such time as an alternative Authorized Wholesaler can be secured by Dialysis Center. If Dialysis Center purchases directly from Amgen as contemplated above, Amgen shall be deemed an authorized Wholesaler for purposes of this Agreement. Dialysis Center agrees to require all Authorized Wholesalers to submit product sales information directly to Amgen and to a third-party sales reporting organization designated by Amgen.

5. QUALIFIED PURCHASES. Only EPOGEN(R) purchased under this Agreement by Dialysis Center*.

6. COMMITMENT TO PURCHASE. Dialysis Center agrees to purchase EPOGEN(R) for all of its dialysis use requirements for recombinant human erythropoietin. Dialysis Center may purchase another brand of recombinant human erythropoietin for its dialysis use requirements only for the time, and only to the extent, that Amgen has notified Dialysis Center's corporate headquarters in writing that Amgen cannot supply EPOGEN(R) within and for the time period reasonably required by Dialysis Center.

7. CONFIDENTIALITY. Both Amgen and Dialysis Center agree that this Agreement represents and contains confidential information which shall not be disclosed to any third party, or otherwise made public, without prior written authorization of the other party, except where such disclosure is contemplated hereunder or required by law, and then upon notification to the other party.

8. DISCOUNTS. Dialysis Center may qualify for discounts and incentives in accordance with the schedules and terms set forth in Appendix A. Discounts in arrears will be paid in the form of a check payable to Dialysis Center's corporate headquarters. Discounts in arrears will be calculated in accordance with Amgen's discount calculation policies based on * using the prevailing * as the calculation price, except as otherwise provided hereunder. Upon vesting, Amgen will use its best efforts to make such discounts available within 30 days after receipt by Amgen of data, in a form acceptable to Amgen, detailing all * during the applicable period. Payment amounts, as calculated by Amgen, must equal or exceed $100.00 for the applicable period to qualify. Subject to the section entitled "Breach of Agreement", in the event that Amgen is notified in writing that Dialysis Center, and/or any Affiliates (the "Acquiree") is acquired by another entity or a change of control otherwise occurs with respect to the Acquiree, any discounts which may have been earned hereunder shall be paid in the form of a check payable to the Acquiree's corporate headquarters subject to the conditions described herein. If any Affiliates are added to or deleted from this Agreement during any of the periods used for comparison, for any of the discounts paid in arrears contained herein, Amgen reserves the right in its sole discretion to appropriately adjust Dialysis Center's discounts for the relevant periods, by including or excluding any purchases made by those Affiliates during any of those periods.

9. TREATMENT OF DISCOUNTS. Dialysis Center agrees that it will properly disclose and account for any discount or other reduction in price earned hereunder, in whatever form, (i.e. pricing, discount, or incentive) in a way that complies with all applicable federal, state, and local laws and regulations, including without limitation, Section 1128B(b) of the Social Security Act and its implementing regulations.
         Section 1128B(b) requires that a provider of services will properly disclose and appropriately reflect the value of any discount or other reduction in price earned in the costs claimed or charges made by the provider under a federal health care program, as that term is defined in Section 1128B(f). Dialysis Center also agrees that it will (a) claim the benefit of such discount received, in whatever form, in the fiscal year in which such discount was earned or the year after, (b) fully and accurately report the value of such discount in any cost reports filed under Title XVIII or Title XIX of the Social Security Act, or a state health care program, and (c) provide, upon request by the U.S. Department of Health and Human Services or a state agency or any other federally funded state health care program, the information furnished by Amgen concerning the amount or value of such


--------
     * Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

         discount. Dialysis Center's corporate headquarters agrees that it will advise all Affiliates, in writing, of any discount received by Dialysis Center's corporate headquarters hereunder with respect to purchases made by such Affiliates and that said Affiliates will account for any such discount in accordance with the above stated requirements.

10. DATA COLLECTION. Dialysis Center agrees that all data to be provided to Amgen pursuant to this Agreement, shall be in a form that does not disclose the identity or name of any patient or other patient-identifying information such as address, telephone number, or social security number. Dialysis Center acknowledges that the data to be supplied to Amgen pursuant to this Agreement shall be used to support verification of the discounts and incentives referenced herein, as well as for Amgen-sponsored research concerning the role of EPOGEN(R) in improving treatment outcomes and quality of life of dialysis patients. Dialysis Center shall consistently use a unique alpha-numeric code (which shall not be the same as the patient's social security number) as a "case identifier" to track the care rendered to each individual patient over time, and such case identifier shall be included in the data provided to Amgen. The key or list matching patient identities to their unique case identifiers shall not be provided to Amgen personnel. In furtherance of Amgen research, Dialysis Center may agree from time to time to use its key to update the patient care data by linking it with information concerning health outcomes, quality of life, and other pertinent data that may become available to Amgen from other sources. Any such linking of data sources shall not provide the identity of any patient to Amgen. Amgen agrees that it will maintain data supplied under this agreement in confidence and that it will not use such data to identify or contact any patient. No reports by Amgen concerning analyses of the data or the results of such research shall disclose the identity of any patient.

11. BREACH OF AGREEMENT. Either party may terminate this Agreement for breach upon 30 days advance written notice. In addition, in the event that Dialysis Center breaches any provision of this Agreement, Amgen shall have no obligation to continue to offer the terms described herein or pay any further discounts to Dialysis Center.

12. GOVERNING LAW. This Agreement shall be governed by the laws of the State of California and the parties submit to the jurisdiction of the California courts, both state and federal.

13. WARRANTIES. Each party represents and warrants to the other that this Agreement (a) has been duly authorized, executed, and delivered by it,
         (b) constitutes a valid, legal, and binding agreement enforceable against it in accordance with the terms contained herein, and (c) does not conflict with or violate any of its other contractual obligations, expressed or implied, to which it is a party or by which it may be bound. The party executing this Agreement on behalf of Dialysis Center specifically warrants and represents to Amgen that he is authorized to execute this Agreement on behalf of and has the power to bind Dialysis Center and the Affiliates to the terms set forth in this Agreement. The party executing this Agreement on behalf of Amgen specifically warrants and represents to Dialysis Center that he is authorized to execute this Agreement on behalf of and has the power to bind Amgen to the terms set forth in this Agreement.

14. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given or made when delivered in person or when sent to the other party by first class mail, nationally recognized overnight delivery service, or other means of written communication at the respective party's current address or at such other address as the party shall have furnished to the other in accordance with this provision.

15. COMPLIANCE WITH HEALTH CARE PRICING LEGISLATION AND STATUTES. Notwithstanding anything contained herein to the contrary, at any time following the enactment of any federal, state, or local law or regulation that in any manner reforms, modifies, alters, restricts, or otherwise adversely affects the pricing of or reimbursement available for EPOGEN(R), Amgen may, in its sole discretion, upon 30 days notice
         (a) terminate this Agreement, or (b) exclude any Affiliates from participating in this Agreement unless such Affiliate(s) certifies in writing that they are, or will be, exempt from the provisions thereunder. Additionally, in order to assure compliance with any existing federal, state or local statute, regulation or ordinance, Amgen reserves the right to exclude any Affiliates from the pricing, discount, and incentive provisions of this Agreement if, in the opinion of Amgen's legal counsel such exclusion is necessary to assure such compliance.

16. FORCE MAJEURE. Neither party will be liable for delays in performance or nonperformance of this Agreement or any covenant contained herein if such delay or nonperformance is a result of Acts of God, civil or military authority, civil disobedience, epidemics, war, failure of carriers to furnish transportation, strike, lockout or other labor disturbances, inability to obtain material or equipment, or any other cause of like or different nature beyond the control of such party.

17. MISCELLANEOUS. No modification of this Agreement will be effective unless made in writing and executed by a duly authorized representative of each party, except as otherwise provided hereunder. Neither party may assign this Agreement to a third party without the prior written consent of the other party. This Agreement may be executed in one or more counterparts, each of which is deemed to be an original but all of which taken together constitutes one and the same agreement.

18. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties and supersedes all prior written or oral proposals, agreements, or commitments pertaining to the subject matter herein.

Please retain one fully executed original for your records and return the other fully executed original to Amgen.

THE PARTIES EXECUTED THIS AMENDMENT AS OF THE DATES SET FORTH BELOW.


AMGEN INC.                                   RENAL CARE GROUP, INC.


Signature:   /s/Edward Johnson               Signature:   /s/Robert Stillwell
             ---------------------                        ----------------------
Print Name:  Edward Johnson                  Print Name:  Robert Stillwell
             ---------------------                        ----------------------
Print Title:                                 Print Title: Senior Vice President
             ---------------------                        ----------------------
Date:        March 15, 2000                  Date:        March 15, 2000
             ---------------------                        ----------------------

                APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS

1. PRICING. * Contract prices do not include any wholesaler markup, discount or rebate, service fees, or other charges or incentives.

     -------------------------------------------------------------------------------------------------------------------
                                                                                                     CONTRACT PRICE
              NDC                                            DESCRIPTION                           EFFECTIVE 4/1/2000
                                                                                                   THROUGH 3/31/2001
                                                                                                       (PER PACK)
     -------------------------------------------------------------------------------------------------------------------
           55513-126-10        S2        2,000 Unit, 1 mL (2,000 Units/mL) single-use vial                *
                                                   10 vials/pack, 10 packs/case
     -------------------------------------------------------------------------------------------------------------------
           55513-267-10        S3        3,000 Unit, 1 mL (3,000 Units/mL) single-use vial                *
                                                   10 vials/pack, 10 packs/case
     -------------------------------------------------------------------------------------------------------------------
           55513-148-10        S4        4,000 Unit, 1 mL (4,000 Units/mL) single-use vial                *
                                                   10 vials/pack, 10 packs/case
     -------------------------------------------------------------------------------------------------------------------
           55513-144-10       S10       10,000 Unit, 1 mL (10,000 Units/mL) single-use vial               *
                                                   10 vials/pack, 10 packs/case
     -------------------------------------------------------------------------------------------------------------------
           55513-823-10       S40       40,000 Unit, 1 mL (40,000 Units/mL) single-use vial               *
                                                    10 vials/pack, 4 packs/case
     -------------------------------------------------------------------------------------------------------------------
           55513-283-10       M10       20,000 Unit, 2 mL (10,000 Units/mL) multi-use vial                *
                                                    10 vials/pack, 4 packs/case
     -------------------------------------------------------------------------------------------------------------------
           55513-478-10       M20       20,000 Unit, 1 mL (20,000 Units/mL) multi-use vial                *
                                                    10 vials/pack, 4 packs/case
     -------------------------------------------------------------------------------------------------------------------

                  *

2. OPTIONAL HEMATOCRIT INCENTIVE. Dialysis Center may qualify for an Optional Hematocrit/Hemoglobin Incentive ("OHI") provided the following requirements are met:

a. REQUIREMENTS: Dialysis Center's aggregate * of EPOGEN(R) by all Affiliates as listed on Appendix B on the Commencement Date of this Agreement must equal or exceed *of the aggregate * of EPOGEN(R) by those same Affiliates for the same time period from the previous year. In addition, at least * of Dialysis Center's patients must have Average Patient Hematocrits (as defined in Section 2(b) below) greater than or equal to * during each calendar quarter of the Term. If either of these criteria is not met during any given calendar quarter of the Term, Dialysis Center will not qualify for the OHI during that quarter.

         In order to participate in the OHI, Dialysis Center must provide the following to Amgen or to a data collection vendor specified by Amgen, on a monthly basis, and no later than 30 days after the end of each month:

----------
     * Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

         i) all hematocrit test results for each dialysis patient, the date of each test, and a consistent, unique, alpha-numeric identifier (sufficient to consistently track an individual patient without in any way disclosing the identity of the patient), along with the name, address and phone number of the particular Affiliate at which each patient received treatment (collectively the "Data"). Amgen may utilize the Data for any purpose, and reserves the right to audit all Data. Under no circumstances should the Data include any patient identifiable information including, without limitation, name, complete social security number, address or birth date. The identity of the account submitting the Data and any association with the Data will remain confidential. The hematocrit test results mustbe derived from blood samples taken immediately before dialysis treatment using any automated red blood cell counter testing method (e.g. Coulter-counter, Bayer-Technicon, Sysmex, CellDyne), must be reported to the nearest tenth of one percent, and must be submitted directly from the clinical laboratory in a format reasonably acceptable to Amgen. Hand written reports are not acceptable; electronic submission of the Data is preferred, and

         ii) a properly executed "Annual Certification Letter", a sample of which is attached hereto as Exhibit #1, that will be provided to Dialysis Center's corporate headquarters, unless otherwise requested, after this Agreement is executed by both parties.

b. CALCULATION: Assuming Dialysis Center has fulfilled all requirements as described in Section 2(a) above, Dialysis Center's OHI payment will be calculated as follows:

         The "Average Patient Hematocrit" for each dialysis patient will be based upon the average of all hematocrit test results gathered for each patient during each calendar quarter of the Term. The Average Quarterly Percentage of all dialysis patients with Average Patient Hematocrits greater than or equal to * will be determined by dividing the total number of dialysis patients with Average Patient Hematocrits greater than or equal to * by the total number of dialysis patients treated by Dialysis Center. The OHI will be calculated based on Dialysis Center's overall performance in accordance with Amgen's discount calculation policies.

c. PAYMENT: The OHI will be calculated on a quarterly basis and paid to Dialysis Center's corporate headquarters, except as otherwise provided hereunder. Payment is contingent upon receipt by Amgen of the "Annual Certification Letter" and all required monthly Data for the corresponding quarter. If Data is received more than thirty days after the last day of any month within a given calendar quarter, the total * of EPOGEN(R) attributable to Dialysis Center during such month will be excluded from the calculation of the OHI for that quarter. Notwithstanding the foregoing, if Amgen receives all required data from a minimum of * of all entities within the definition of "Dialysis Center" within the time frame referenced above for any month within a given calendar quarter, the total * of EPOGEN(R) attributable to Dialysis Center during such month, will be included in the calculation of the OHI for that quarter. However, if Amgen determines that any Affiliate is consistently not submitting the required Data, Amgen reserves the right in its sole discretion to exclude such Affiliate's * of EPOGEN(R) from the calculation of the OHI for any relevant quarter. Quarterly OHI payments will be based upon the Data received from the previous quarter, and will equal * during that quarter (exclusive of any * of EPOGEN(R) made by Dialysis Center or any Affiliate not meeting the Data submission requirements described above) as governed by the

--------
     * Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

         OHI schedule listed below. Notwithstanding the foregoing, payment for any period during the Term that is not equivalent to a complete calendar quarter, will be based on an average of the Data that is available for that period. If the EPOGEN(R) package insert language changes, then Amgen and Dialysis Center agree to negotiate in good faith a reasonable amendment to the OHI provisions of this Agreement to address any such change, if necessary. In addition, at the end of the Term of this Agreement, Amgen will conduct an analysis to determine if Dialysis Center has achieved the required * growth rate (contemplated by Section 2(a) above) throughout the Term of the Agreement. If Dialysis Center has achieved the required * growth rate, Amgen will reconcile all previous OHI calculations and appropriately adjust the OHI for all relevant quarters during the Term in which an OHI was not earned.

   AVERAGE QUARTERLY PERCENTAGE OF ALL DIALYSIS PATIENTS               OPTIONAL HEMATOCRIT
 WITH AVERAGE PATIENT HEMATOCRITS GREATER THAN OR EQUAL TO *           INCENTIVE PERCENTAGE
PLEASE DIRECT YOUR ATTENTION TO THE EPOGEN(R) PACKAGE INSERT

                                       *

d. VESTING: Dialysis Center's OHI will vest on the last day of the corresponding quarter.

e. HEMOGLOBIN CONVERSION: Dialysis Center may choose to submit hemoglobin test results rather than hematocrit test results as a measurement of anemia. If during the Term, Dialysis Center elects to use hemoglobin test results, Dialysis Center must: i) submit a "Notification Letter" to Amgen, a sample of such Notification Letter is attached hereto as Exhibit #2, and ii) begin submitting all hemoglobin test results for all dialysis patients along with all other information described in
         Section 2(a) above, rather than hematocrit test results for all dialysis patients at each Affiliate for purposes of participating in the OHI.

         Amgen will accept the hemoglobin test results, multiply each test result by *, and apply the converted results to the same schedule, requirements, and calculations described above in place of the hematocrit test results.

         For the calendar quarter in which Dialysis Center submits its Notification Letter ("Grace Period"), Amgen will apply Dialysis Center's Average Quarterly Percentage from the last calendar quarter in which complete hematocrit test results were received ("AQP-Hematocrit") to the OHI schedule listed above in order to determine the applicable OHI Percentage earned by Dialysis Center. If Dialysis Center's overall performance on the OHI after the Grace Period does not equal or exceed the overall performance by Dialysis Center prior to conversion to hemoglobin, Amgen will continue to apply each Affiliate's AQP-Hematocrit through the remainder of the Term, provided that during the time period the AQP-Hematocrit is applied, *.

         In the event any Affiliates still submitting Data based on hematocrit test results are added to this Agreement after Dialysis Center has converted to hemoglobin, such Affiliate's * of EPOGEN(R), for the calendar quarter in which they were added, shall be included in the calculation of the OHI payment. In order for such added Affiliates' * of EPOGEN(R) to be included in all subsequent OHI payment calculations, such Affiliate must submit hemoglobin test results rather than hematocrit.

----------
     * Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

 3. ELECTRONIC DATA DISCOUNT. Dialysis Center shall be eligible to receive a * if certain data elements are transmitted to Amgen electronically. The * will be calculated as a percentage of the * of EPOGEN(R) attributable to Dialysis Center during each quarter. In order to qualify for the *, the following EPOGEN(R) Related Patient Data must be submitted by all Affiliates in an electronic format reasonably acceptable to Amgen (such as: Excel; Lotus 123.wk1; or text file that is tab delimited, comma delimited, or space delimited): Facility ID, Patient ID (sufficient to consistently track an individual patient without in any way disclosing the identity of the patient), Draw Date, Hematocrit, Hemoglobin, Transferrin Saturation, and Ferritin. Such EPOGEN(R) Related Patient Data must be submitted, on a monthly basis, and no later than 30 days after the end of each month. If such EPOGEN(R) Related Patient Data is received more than thirty days after the last day of any month within a given calendar quarter, the total * of EPOGEN(R) attributable to Dialysis Center during such month will be excluded from the calculation of the * for that quarter. Notwithstanding the foregoing, if Amgen receives all required data from a minimum of * of all entities within the definition of "Dialysis Center" within the time frame referenced above for any month within a given calendar quarter, the total * of EPOGEN(R) attributable to Dialysis Center during such month, will be included in the calculation of the * for that quarter. However, if Amgen determines that any Affiliate is consistently not submitting the required data, Amgen reserves the right in its sole discretion to exclude such Affiliate's * of EPOGEN(R) from the calculation of the * for any relevant quarter. The Electronic Data Discount will vest on the last day of the corresponding quarter, and will be paid 30 days thereafter.

4. VOLUME PERFORMANCE INCENTIVE. Dialysis Center may qualify for the Volume Performance Incentive ("VPI") as described below.

a. CALCULATION: Dialysis Center's VPI will be calculated in accordance with the following formula.

                                       *

         Estimated payments will be made quarterly using Amgen's discount calculation policies, and the VPI will be reconciled at the end of the Term.

b.       VESTING: Dialysis Center's VPI will vest quarterly.

----------
     * Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

                 APPENDIX B: LIST OF DIALYSIS CENTER AFFILIATES

To ensure you receive the appropriate discount, it is important that we have your current list of Authorized Wholesalers. The following list represents the Wholesalers Amgen currently has associated with your contract. Please update the list by adding or deleting Wholesalers as necessary.

Metro Medical Supply Inc.
3332 Powell Avenue
Nashville, TN  37204

Henry Schein, Inc.
135 Duryea Road
Nelville, NY  11747

Priority HealthCare Corporation
285 West Central Parkway, Suite 1704
Altamonte Springs, FL  32714

                                                                      EXHIBIT #1


                       SAMPLE ANNUAL CERTIFICATION LETTER



Month X, 199X

FSDC Legal Name
Street Address
City, ST  Zip

RE:  EPOGEN(R) (Epoetin alfa) Agreement No. 9XXXXX

Dear ____________:

Thank you for your participation in the Optional Hematocrit/Hemoglobin Incentive Program. In order for us to enroll you, we require that a duly authorized representative of your organization sign the certification below.

Upon receipt of this executed document, we will calculate the value of your incentive. If we do not receive the executed certification, we cannot provide you with this incentive.

If you have any questions regarding this letter please contact me at
(805) 447-4134. Thank you for your assistance in returning this certification.

Sincerely,



Sue Simon
Outcomes Incentive Analyst


CERTIFICATION:

On behalf of FSDC Legal Name and all eligible Affiliates participating in the Optional Hematocrit/Hemoglobin Incentive Program under Agreement No. XXXXXX, the undersigned hereby certifies that the hematocrit/hemoglobin data and any other data required to be submitted (herein referred to as "Data"), for each eligible Affiliate during the term of this Agreement includes the required Data from all dialysis patients from each such Affiliate, and does not include Data from non-patients. The party executing this document also represents and warrants that it (i) has no reason to believe that the submitted Data is incorrect, and
(ii) is authorized to make this certification on behalf of all eligible Affiliates submitting Data.

FSDC LEGAL NAME

Signature:        _____________________________
Print Name:       _____________________________
Print Title:      _____________________________
Date:             _____________________________

                                                                      EXHIBIT #2


                           SAMPLE NOTIFICATION LETTER


Month X, 199X

Ms. Sue Simon
Outcomes Incentive Analyst
Amgen Inc./Contract Sales Department
One Amgen Center Drive/Mail Stop 37-2-A
Thousand Oaks, CA  91320

RE:  Amgen Agreement No. XXXXXX

Dear Ms. Simon:

This letter serves as notification that FSDC Legal Name and all eligible Affiliates participating in the Optional Hematocrit/Hemoglobin Incentive Program under Agreement No. XXXXXX, will begin using hemoglobin test results as a measurement of anemia as of Month X, 199X, and will begin submitting hemoglobin test results rather than hematocrit test results for purposes of participating in the Optional Hematocrit/Hemoglobin Incentive Program.

We understand that any discount under the Optional Hematocrit/Hemoglobin Incentive Program will now be based solely on hemoglobin test results and that hematocrit test results will no longer be accepted. We also understand that such hemoglobin test results will be converted and applied to the same schedule, requirements, and calculations described in the Optional Hematocrit/Hemoglobin Incentive Program outlined in the Agreement.


Sincerely,



Name of Administrator
Title